Exhibit 1

EXECUTION VERSION

AUTHORIZATION

Reference is made to Section 2.1(c) of the Indenture, dated as of July 2, 2015, between the Federative Republic of Brazil (the “Republic”) and The Bank of New York Mellon, as trustee (the “Trustee”), as amended and supplemented from time to time (the “Indenture”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The undersigned, acting on behalf of the Republic in the capacity specified below, hereby certifies that:

(i)

Pursuant to Section 2.1 of the Indenture, there is hereby established U.S.$500,000,000 aggregate principal amount of 2.875% Global Bonds due 2025 (“2025 Bonds”), U.S.$1,250,000,000 aggregate principal amount of 3.875% Global Bonds due 2030 (“2030 Bonds”) and U.S.$750,000,000 aggregate principal amount of 4.750% Global Bonds due 2050 (“2050 Bonds” and, together with the 2025 Bonds and the 2030 Bonds, “Debt Securities”), to be issued and delivered under the Indenture, as described in the Republic’s Prospectus, dated December 28, 2017 (the “Prospectus”), and Prospectus Supplement, dated December 2, 2020 (the “Prospectus Supplement”), prepared in connection with the issuance of the Debt Securities, copies of which Prospectus and Prospectus Supplement are attached hereto as Annex A;

(ii)

The Debt Securities shall have the terms and be subject to the conditions set forth in the certificates representing the Debt Securities, a true, correct and complete specimen of which is attached hereto as Annex B for the 2025 Bonds, Annex D for the 2030 Bonds and Annex F for the 2050 Bonds; and

(iii)	The specific terms of each Series of Debt Securities are attached hereto as Annex C for the 2025 Bonds, Annex E for the 2030 Bonds and Annex G for the 2050 Bonds.

THIS AUTHORIZATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT THAT ALL MATTERS GOVERNING AUTHORIZATION AND EXECUTION BY THE REPUBLIC SHALL BE GOVERNED BY THE LAWS OF BRAZIL.

Annex A	Prospectus and Prospectus Supplement
Annex B	Form of Debt Security for the 2025 Bonds
Annex C	Terms of Series for the 2025 Bonds
Annex D	Form of Debt Security for the 2030 Bonds
Annex E	Terms of Series for the 2030 Bonds
Annex F	Form of Debt Security for the 2050 Bonds
Annex G	Terms of Series for the 2050 Bonds

[Signature page follows]

IN WITNESS WHEREOF, the Republic has caused this Authorization to be duly executed.

Dated: December 8, 2020

FEDERATIVE REPUBLIC OF BRAZIL

By:	/s/ Fabiani Fadel Borin
Name:	Fabiani Fadel Borin
Title:	Attorney of the National Treasury

Annex A

Prospectus and Prospectus Supplement

A-1

Annex B

Form of Debt Security for the 2025 Bonds

THE FEDERATIVE REPUBLIC OF BRAZIL

UNLESS THIS REGISTERED GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, 49TH FLOOR, NEW YORK, NY 10041-0099, TO THE REPUBLIC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS NOMINATED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS GLOBAL BOND IS EXCHANGED IN WHOLE FOR BONDS IN CERTIFICATED REGISTERED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED GLOBAL SECURITIES

representing

U.S.$ 500,000,000

2.875% Global Bonds Due 2025

No. R-[●]	U.S.$ [●]

CUSIP No.: 105756 CD0

ISIN No.: US105756CD06

The Federative Republic of Brazil (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of [•] UNITED STATES DOLLARS (U.S.$[•]) or such amount as shall be the outstanding principal amount hereof on June 6, 2025, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof and to pay the redemption amount in connection with any optional redemption as provided in paragraph 3 of the attached Terms of the Debt Security. The Republic further unconditionally promises to pay interest semi-annually in arrears on June 6 and December 6 (each an “Interest Payment Date”), commencing June 6, 2021 on any outstanding portion of the unpaid principal amount hereof at 2.875% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from December 6, 2020 until payment of said principal sum has been made or duly provided for, and shall be payable to Holders of record as of June 3 and December 3 of each year (each, a “Record Date”). This is a Global Security deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Security, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any paying agent shall be entitled to treat the Depositary as the sole Holder of this Global Security.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Security and by acceptance hereof each Holder of this Global Security agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Security is issued in respect of an issue of U.S.$ 500,000,000 principal amount of 2.875% Global Bonds due 2025 of the Republic and is governed by (i) the Indenture dated as of July 2, 2015 (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the Terms of the Debt Securities attached hereto. This Global Security is a further issuance of, will be consolidated to form a single series with, and will be fully fungible with, the Republic’s outstanding 2.875% Global Bonds due 2025, U.S.$ 1,250,000,000 principal amount of which was issued prior to the date hereof. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms. All capitalized terms used in this Global Security but not defined herein shall have the meanings assigned to them in the Indenture.

Upon any exchange of all or a portion of this Global Security for Certificated Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated: December 8, 2020

FEDERATIVE REPUBLIC OF BRAZIL

By:
Name:
Title:

WITNESS:

By:
Name:
Citizenship:
Passport No:

WITNESS:

By:
Name:
Citizenship:
Passport No:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated: December 8, 2020

THE BANK OF NEW YORK MELLON solely as Trustee and not in its individual capacity

By:
Authorized Officer

Schedule A

Date	Principal Amount of Certificated Securities	Remaining Principal Amount of this Global Security	Notation Made By

[Schedule A to Annex B]

Annex C

Terms of Series for the 2025 Bonds

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1. General. (a) This Debt Security is one of a duly authorized Series of debt securities of the Federative Republic of Brazil (the “Republic”), designated as its 2.875% Global Bonds due 2025 (each debt security of this Series a “Debt Security”, and collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of July 2, 2015 between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). This Debt Security is a further issuance of, will be consolidated to form a single series with, and will be fully fungible with, the Republic’s outstanding 2.875% Global Bonds due 2025, U.S.$ 1,250,000,000 principal amount of which was issued prior to the date hereof. This further issuance is initially limited to the aggregate principal amount of U.S.$ 500,000,000. The aggregate principal amount of the Debt Securities is U.S.$ 1,750,000,000, subject to increase as provided in paragraph 13 below. The Holders of the Debt Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture.

(b) The Debt Securities constitute and will constitute direct, general, unconditional, unsecured (except as provided for in paragraph 5) and unsubordinated External Indebtedness (as defined below) of the Republic for which the full faith and credit of the Republic is pledged. The Debt Securities rank and will rank without any preference among themselves and equally with all other unsecured and unsubordinated External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Debt Securities ratably with payments being made under any other External Indebtedness.

(c) The Debt Securities are in fully registered form, without coupons and in denominations of U.S.$200,000 and integral multiples of U.S.$1,000 thereof. The Debt Securities may be issued in certificated form (each a “Certificated Security” and collectively, the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

(d) For the purposes of this paragraph and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

“Indebtedness” means all unsecured and unsubordinated obligations of the Republic in respect of money borrowed and guarantees given by the Republic in respect of money borrowed by others.

“External Indebtedness” means Indebtedness for money borrowed which is payable by its terms or at the option of its holder in any currency other than the currency of the Republic (other than any such Indebtedness that is originally issued within the Republic).

“Public External Indebtedness” means any Public Indebtedness (as defined below) of the Republic which is payable by its terms or at the option of its holder in any currency other than the currency of the Republic (other than any such Public Indebtedness that is originally issued within the Republic). For this purpose, settlement of original issuance by delivery of Public Indebtedness (or the instruments evidencing such Public Indebtedness including by means of a book entry system) within the Republic shall be deemed to be original issuance within the Republic.

“Public Indebtedness” means any payment obligation, including any contingent liability, of any person arising from bonds, debentures, notes or other securities which (i) are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market (including, without limiting the generality of the foregoing, securities eligible for resale pursuant to Rule 144A under the Securities Act, as amended (or any successor law or regulation of similar effect)) and (ii) have an original maturity of more than one year or are combined with a commitment so that the original maturity of one year or less may be extended at the option of the Republic to a period in excess of one year.

2. Payments. (a) the Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of (and premium, if any, on), and interest (including Additional Amounts (as defined below)) on, the Debt Securities and any other payments to be made by the Republic under the Debt Securities and the Indenture, at the place or places, at the respective times and in the manner provided in the Debt Securities and the Indenture. Principal of the Debt Securities will be payable against surrender of such Debt Securities at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest or principal (including Additional Amounts) on the Debt Securities will be made to the persons in whose name such Debt Securities are registered at the close of business on the relevant Record Date whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names such Debt Securities are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 12 of these Terms, by or on behalf of the Republic to the Holders of the Debt Securities not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest or principal (including Additional Amounts) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$1,000,000 in principal amount of Certificated Securities to the Trustee not later than the applicable Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day that is not a Saturday or Sunday, and that is not a day on which banking or trust institutions are authorized generally or obligated by law, regulation, or executive order to close in New York City (or in the city where the relevant paying or transfer agent is located).

(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts) on, the Debt Securities shall not be a Business Day, then payment of principal or interest (including Additional Amounts) will be made on the next succeeding Business Day at the relevant place of payment. Such payments will be deemed to have been made on the due date, and no interest on the Debt Securities will accrue as a result of the delay in payment. So long as the Trustee holds the funds so deposited and such funds are available to Holders of the Debt Securities in accordance with the terms of the Debt Securities and the Indenture and Holders of the Debt Securities are not prevented from claiming such funds in accordance with the terms of the Debt Securities and the Indenture, the Republic shall not be considered to have defaulted in its obligation to make payment of such amounts on the date on which such amounts become due and payable.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Debt Security and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and, to the extent permitted by law, the Holder of such Debt Security shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Debt Securities, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the rate of 2.875% per annum, together with Additional Amounts, if applicable.

3. Optional Redemption. (a) The Debt Securities will be redeemable at the option of the Republic prior to the maturity date thereof. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the registered holders hereof, to redeem the Debt Securities, in whole or in part, at any time or from time to time prior to their maturity date, at a redemption price equal to the principal amount thereof, plus the Make-Whole Amount (as defined below), plus accrued and unpaid interest on the principal amount of the Debt Securities to be redeemed to the date of redemption specified in such notice (the “Redemption Date”).

(b) For the purposes of this Debt Security,

(1) “Make-Whole Amount” means the excess of (i) the sum of the present values of each remaining scheduled payment of principal and interest on the Debt Securities (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 40 basis points over (ii) the principal amount of such Debt Securities.

(2) “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

(3) “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the Debt Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of investment grade debt securities of a comparable maturity to the remaining term of such Debt Securities.

(4) “Independent Investment Banker” means one of the Reference Treasury Dealers (as defined below) appointed by the Republic.

(5) “Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations (as defined below) for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Republic obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

(6) “Reference Treasury Dealer” means each of BofA Securities, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and three other dealers selected by the Republic, or their affiliates, which are primary United States government securities dealers, and their respective successors; provided that if any of the foregoing shall cease to be a primary United States government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Republic will substitute therefor another Primary Treasury Dealer.

(7) “Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Republic, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Republic by such Reference Treasury Dealer at 3:30 pm, New York City time, on the third business day preceding such Redemption Date.

(c) If this Debt Security is redeemed only in part, a new Debt Security or Debt Securities for the unredeemed portion hereof shall be issued in the name of the registered holder hereof upon the cancellation hereof. If less than all Debt Securities having the same terms (except as to principal amount and date of issuance) are to be redeemed, the Debt Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

(d) Unless otherwise specified on the face hereof, this Debt Security will not be entitled to the benefit of a sinking fund.

(e) Unless otherwise specified and subject to the terms set forth on the face hereof, this Security will not be repayable prior to the maturity date at the option of the registered holder hereof.

(f) The Republic may at any time purchase any of the Debt Securities in any manner and at any price. All Debt Securities purchased by or on behalf of the Republic may be held, resold or surrendered for cancellation.

4. Additional Amounts. All payments by the Republic in respect of the Debt Securities shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of the Republic, or any political subdivision or taxing authority or agency therein or thereof having the power to tax (collectively, “Relevant Tax”), unless the withholding or deduction of such Relevant Tax is required by law. In that event, the Republic shall pay such additional amounts (“Additional Amounts”), as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Debt Securities in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any Relevant Tax:

(i)

imposed by reason of a Holder or beneficial owner of a Debt Security having some present or former connection with the Republic other than merely being a Holder or beneficial owner of the Debt Security or receiving payments of any nature on the Debt Security or enforcing its rights in respect of the Debt Security;

(ii)

imposed by reason of the failure of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; or

(iii)

imposed by reason of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, having presented the Debt Security for payment (where such presentation is required) more than 30 days after the Relevant Date (as defined below), except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Debt Security for payment on any date during such 30-day period.

As used in this paragraph 4(iii), “Relevant Date” in respect of any Debt Security means the date on which payment in respect thereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given to the Holders in the manner described in paragraph 12 below that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” hereunder shall be deemed to include any Additional Amounts which may be payable hereunder.

5. Negative Pledge Covenant of Republic. (a) So long as any Debt Security remains outstanding or any amount payable by the Republic under the Indenture shall remain unpaid, the Republic agrees that the Republic will not create or permit to subsist any Lien (as defined below) other than Permitted Liens (as defined below) in the whole or any part of the Republic’s present or future revenues or assets to secure Public External Indebtedness (as defined below) of the Republic, unless (i) the Debt Security is secured equally and ratably with such Public External Indebtedness or (ii) the Debt Security has the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of such Debt Security as provided in Article Eleven of the Indenture.

(b) For purposes hereof:

“Lien” means any lien, pledge, mortgage, security interest or other encumbrance.

“Permitted Liens” means: (i) any Lien created prior to the date hereof, including renewals or refinancing thereof, provided, however, that any renewal or refinancing of any such Lien secures only the renewal or extension of the original secured financing;

(ii) any Lien securing Public External Indebtedness incurred or assumed by the Republic in connection with a Project Financing (as defined below), provided that the property over which such Lien is granted consists solely of assets or revenues of the project for which the Project Financing was incurred;

(iii) any Lien securing Public External Indebtedness which (i) is issued by the Republic in exchange for secured indebtedness of Brazilian public sector bodies (other than the Republic) and (ii) is in an aggregate principal amount outstanding (with debt denominated in currencies other than U.S. dollars expressed in U.S. dollars based on rates of exchange prevailing at the date such debt was incurred) that does not exceed U.S.$25,000,000; and

(iv) any Lien securing Public External Indebtedness incurred or assumed by the Republic to finance or refinance the acquisition of the assets in which such Lien has been created or permitted to subsist.

“Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project and the person or persons providing such financing expressly agree to limit their recourse to the project financed and the revenues derived from such project as the principal source of repayment for the monies advanced.

6. Events of Default; Acceleration. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, award or order of any court or arbitral tribunal or any order, rule or regulation of any administrative or governmental body):

(a) default in any payment of principal of (or premium, if any, on), or interest on any of the Debt Securities of this series and the continuance of such default for a period of 30 days;

(b) default which is materially prejudicial to the interests of the holders of the Debt Securities of this series in the performance of any other obligation under the Debt Securities of this series and the continuance of such default for a period of 60 days after written notice requiring the same to be remedied shall have been given by the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of this series then Outstanding;

(c) acceleration of in excess of U.S.$25,000,000 (or its equivalent in any other currency) in aggregate principal amount of Public External Indebtedness of the Republic by reason of an event of default (however described) resulting from the failure of the Republic to make any payment of principal (or premium, if any), or interest thereunder when due;

(d) failure to make any payment in respect of Public External Indebtedness of the Republic in an aggregate principal amount in excess of U.S.$25,000,000 (or its equivalent in any other currency) when due (as such date may be extended by virtue of any applicable grace period or waiver) and the continuance of such failure for a period of 30 days after written notice requiring the same to be remedied shall have been given by the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of this series then Outstanding;

(e) declaration by the Republic of a moratorium with respect to the payment of principal of or interest on Public External Indebtedness of the Republic which does not expressly exclude the Debt Securities of this series and which is materially prejudicial to the interests of the holders of the Debt Securities of this series; or

(f) denial by the Republic of its obligations under the Debt Securities of this series;

then in each and every such case, the Trustee or the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Debt Securities, upon notice in writing to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, may declare the principal (and premium, if any) amount of all the Debt Securities due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to such date all Events of Default in respect of all the Debt Securities shall have been cured; provided that if, at any time after the principal (and premium, if any) of the Debt Securities shall have been so declared due and payable, and before the sale of any property pursuant to any judgment, decree or the execution of an arbitral award for the payment of monies due which shall have been obtained or entered in connection with the Debt Securities, pursuant to Section 9.8 of the Indenture and paragraph 17 hereof, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal (and premium, if any) upon all the Debt Securities which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal (and premium, if any) of each Debt Security at the rate of interest specified herein, to the date of such payment of interest or principal (and premium, if any)) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Debt Securities which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Debt Securities then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 7 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

If an Event of Default with respect to the Debt Securities shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

7. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Debt Securities and actions taken by written consent of the Holders of Debt Securities.

8. Replacement, Exchange and Transfer of the Debt Securities. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security or Securities may be exchanged for an equal aggregate principal amount of Certificated Securities in different authorized denominations and a beneficial interest in the Global Security may be exchanged for an equal aggregate principal amount of Certificated Securities in different authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Security in different authorized denominations by the Holder or Holders surrendering the Debt Security or Debt Securities for exchange at the Corporate Trust Office, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) and 2.5(f) of the Indenture. The exchange of the Debt Securities will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Debt Securities will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 8 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Debt Security. Registration of the transfer of a Debt Security by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of 5 days preceding the due date for any payment of principal of, (or premium, if any, on), or interest on, the Debt Securities.

9. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

10. Paying Agent; Transfer Agent; Registrar. The Republic has initially appointed the paying agent, transfer agent and registrar listed at the foot of this Debt Security. The Republic may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the Debt Securities are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar; provided that the registrar shall not be in the United Kingdom. In addition, if and for so long as the Debt Securities are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, the Republic will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in paragraph 12 hereof.

11. Enforcement. Except as provided in Section 4.6 of the Indenture, no Holder of any Debt Securities of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Debt Securities of such Series to institute any suit, action or proceeding upon or under or with respect to the Indenture or of the Debt Securities, or for any other remedy hereunder or under the Debt Securities, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Debt Securities of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such reasonable indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Debt Securities of a Series with every other Holder of Debt Securities of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of such Series. For the protection and enforcement of this paragraph 11, each and every Holder and the Trustee shall be entitled to such relief as can be given at law.

12. Notices. Notices to holders of Debt Securities shall be sufficiently given if mailed to the holders at the address appearing in the security register maintained by the Trustee and, so long as the Debt Securities are listed on the Luxembourg Stock Exchange and the rules of such exchange shall so require, if published in an Authorized Newspaper (as defined below) in Luxembourg or, if not practicable in Luxembourg, elsewhere in any country in Europe. In the case of Debt Securities in global form, notices to holders of Debt Securities may be sent in accordance with the procedures of the Depositary. “Authorized Newspaper” means a newspaper, in an official language in the country of publication or in the English language, customarily published on each Monday, Tuesday, Wednesday, Thursday and Friday, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Monday, Tuesday, Wednesday, Thursday or Friday. For purposes of publication in Luxembourg, an Authorized Newspaper shall mean the Luxemburger Wort, unless such newspaper is not available, or the website of the Luxembourg Stock Exchange (http://www.bourse.lu). Neither the failure to give notice nor any defect in any notice given to any particular holder of a Debt Security shall affect the sufficiency of any notice with respect to any other Debt Securities. In case by reason of the suspension of publication of any Authorized Newspaper or by reason of any other cause it shall be impracticable to publish any notice as provided above, then such notification shall be given in another manner consistent with the rules of the Luxembourg Stock Exchange. Such notices shall be deemed to have been given on the date of (i) such publication or, if published in such newspapers on different dates, on the date of the first such publication and (ii) in the case of any notice mailed or made through the Depositary or its nominee, on the date of mailing or transmission, as applicable.

13. Further Issues of Debt Securities. The Republic may from time to time, without the consent of Holders of the Debt Securities, create and issue additional Debt Securities having the same Terms as the Debt Securities in all respects, except for the issue date, issue price and first interest payment on the Debt Securities; provided, however, that any additional debt securities subsequently issued shall be fungible with the previously Outstanding Debt Securities for U.S. federal income tax purposes. Additional Debt Securities issued in this manner will be consolidated with and will form a single Series with the previously Outstanding Debt Securities.

14. Prescription. To the extent permitted by law, claims against the Republic for the payment of principal of (and premium, if any, on), or interest or other amounts due on, the Debt Securities (including Additional Amounts) will become void unless made within five years on which that payment first became due (or such shorter period as may be prescribed by applicable law).

15. Authentication. This Debt Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

16. Governing Law. THIS DEBT SECURITY SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THOSE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ALL MATTERS GOVERNING AUTHORIZATION AND EXECUTION OF THIS DEBT SECURITY BY THE REPUBLIC SHALL BE GOVERNED BY THE LAWS OF BRAZIL.

17. Arbitration; Waiver of Sovereign Immunity; Consent to Service Proceedings in Brazil.

(a) (i) Any dispute, controversy or claim between or among any of the Republic, the Trustee and any Holder arising out of or relating to this Indenture or the Debt Securities or any coupon appertaining thereto, including the existence, performance, interpretation, construction, breach, termination or invalidity thereof (a “Dispute”) (other than a Dispute which, as provided for in paragraph 17(e), is made the subject of a suit, action or proceeding brought against the Republic in a competent court in Brazil) shall be finally settled by arbitration in accordance with the Arbitration Rules of the United Nations Commission on International Trade Law (excluding Article 26 thereof) and in effect on the date of this Indenture (the “UNCITRAL Arbitration Rules”).

(ii) With respect to any claim by any Holder of Debt Securities against the Trustee in any Dispute to which the Trustee is a party, such Holder by invoking these procedures consents to the consolidation, at the election of the Trustee, of any arbitration commenced hereunder with any other arbitration commenced by any Holder of Debt Securities against the Trustee unless the arbitrators in the proceeding first commenced determine the claims do not arise out of substantially the same occurrence, transaction, or series of transactions and occurrences, or that consolidation would prejudice the rights of a party. All Holders of Debt Securities in a consolidated arbitration shall select, within 30 days of the consolidation decision, one arbitrator as the sole party appointed arbitrator on behalf of all Holders parties to the consolidated arbitration.

(iii) In the event of a Dispute between or among two parties, the number of arbitrators shall be three, to be appointed in accordance with Section II of the UNCITRAL Arbitration Rules, which, among other things, provides that (1) each party shall appoint one arbitrator, (2) the two arbitrators thus appointed shall choose the third arbitrator who will act as the presiding arbitrator of the tribunal and (3) if within 30 calendar days after the appointment of the second arbitrator the two arbitrators have not agreed on the choice of a presiding arbitrator, the presiding arbitrator shall be appointed under Article 6 of the UNCITRAL Arbitration Rules. The appointing authority shall be the Chairman of the International Court of Arbitration of the International Chamber of Commerce. The third arbitrator may be (but need not be) of the same nationality as any of the parties to the arbitration. For the purposes of this paragraph 17(a)(iii), one or more Holders of Debt Securities party to a Dispute shall be considered one party to the Dispute and the Holders shall select one arbitrator as the sole party appointed arbitrator on behalf of all Holders parties to the Dispute.

(iv) In the event of a Dispute among the Republic, the Trustee and one or more of the Holders of Debt Securities, the number of arbitrators shall be five. The five arbitrators will be appointed in accordance with Section II of the UNCITRAL Arbitration Rules, which shall be modified to provide for the appointment of two neutral arbitrators and, which, among other things, would thus provide that (1) one arbitrator shall be appointed by each of the Republic, the Trustee and all Holders of Debt Securities parties to such dispute acting together, (2) the three arbitrators thus appointed shall choose two arbitrators one of whom shall act as the presiding arbitrator of the tribunal, and (3) if within 30 calendar days after the appointment of the third arbitrator the three arbitrators have not selected two additional arbitrators and designated one of them as the presiding arbitrator, the additional arbitrators shall be appointed and one of the additional arbitrators shall be designated the presiding arbitrator by an appointing authority in the same way as a sole arbitrator would be appointed under Article 6 of the UNCITRAL Arbitration Rules. The appointing authority shall be the Chairman of the International Court of Arbitration of the International Chamber of Commerce. The presiding arbitrator may be (but need not be) of the same nationality as any of the parties to the arbitration.

(v) The place of arbitration shall be New York, New York. The language of the arbitration shall be English, but documents or testimony may be submitted in another language if a translation is provided. The arbitrators shall appoint a secretary with offices and facilities in New York, New York to provide administrative services in support of the proceedings. Any arbitral tribunal established hereunder shall state its reasons for its decisions in writing and shall make its decisions entirely on the basis of the substantive law specified in this paragraph 17 and not on the principle of ex aequo, et bono or otherwise. The decision of any such arbitral tribunal shall be final to the fullest extent permitted by law.

(b) The Republic hereby agrees that in any arbitration proceedings under this paragraph 17, it will not raise any defense that it could not raise but for the fact that it is a sovereign state. The Republic’s agreement to arbitrate does not constitute a waiver of any right to sovereign immunity from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) to which it may be entitled in jurisdictions other than Brazil with respect to the enforcement of any award rendered by an arbitral tribunal constituted under this paragraph 17 or the Indenture.

(c) For the sole purpose of receiving service of process or other legal summons in connection with obtaining homologation of any arbitral award pursuant to this paragraph 17 in the Superior Tribunal de Justiça, the Republic hereby irrevocably agrees that any such process or summons may be served upon it, pursuant to Article 35, section II of Supplementary Law No. 73 of February 10, 1993, by delivery to the Procurador-Geral da União, Ed. Multibrasil Corporate, Sede I AGU, Setor de Autarquias Sul—Quadra 3—Lote 5/6, Brasilia-DF, Brazil, as its authorized agent (the “Authorized Agent”) upon whom any such process or summons may be served or by any other means permissible under the laws of the Brazil.

(d) The Republic hereby represents and warrants that it has no right to immunity, on the grounds of sovereignty or otherwise, from service of process or jurisdiction or any judicial proceedings of any competent court located in Brazil or from execution of any judgment in Brazil (except for the limitation on alienation of public property referred to in Article 100 of the Civil Code of Brazil) or from the execution or enforcement therein of any arbitration decision in respect of any proceeding or any other matter arising out of or relating to its obligations under the Indenture or the Debt Securities or any coupon appertaining thereto, and to the extent that the Republic is or becomes entitled to any such immunity, it irrevocably and unconditionally agrees not to plead or claim any such immunity with respect to its obligations or any other matter under or arising out of or in connection with the Indenture or the Debt Securities or any coupon appertaining thereto.

(e) Any action against the Republic arising out of or based on the Indenture or the Debt Securities or any coupon appertaining thereto may be instituted by the Trustee or the Holder of the Debt Securities in any competent court in Brazil unless at the time an action is filed an arbitral tribunal has already been constituted pursuant to paragraph 17(a) to resolve a Dispute relating to substantially the same occurrence, transaction, or series of transactions and occurrences, in which case the Dispute shall be resolved pursuant to paragraph 17(a). The Republic hereby agrees that its obligation to effect payments of principal of (and premium, if any, on), and interest on this Debt Security constitutes an obligation to pay a sum certain which may be collected through execution proceedings and that the Debt Securities constitute extrajudicial execution instruments (títulos executivos extrajudiciais) in accordance with the provisions of Article 784(II) of the Civil Procedure Code of Brazil of March 16, 2015, effective as of March 18, 2016 for the collection of any amounts due under the Debt Securities and the principal of, (and premium, if any, on), and interest on the Debt Securities, and that a Holder of the Debt Securities or any coupon appertaining thereto shall have the right, exercisable at its sole discretion, to institute legal proceedings against the Republic for the collection of the principal of, (and premium, if any, on), and interest on the Debt Securities through the proceedings contemplated in Article 910 of the Civil Procedure Code of Brazil of March 16, 2015, effective as of March 18, 2016. The Republic hereby waives irrevocably any immunity from jurisdiction or execution (except for the limitation on alienation of public property referred to in Article 100 of the Civil Code of Brazil) to which it might otherwise be entitled in any action arising out of or based on the Indenture, the Debt Securities or any coupon appertaining thereto which may be instituted by the Trustee or any Holder of the Debt Securities or any coupon appertaining thereto in any competent court in Brazil.

(f) No arbitration proceedings hereunder shall be binding upon or in any way affect the right or interest of any person other than the claimant or respondent with respect to such arbitration.

18. Indemnification for Foreign Exchange Fluctuations. The Republic agrees that, if a judgment or order given or made by any court or arbitration tribunal for the payment of any amount in respect of any Debt Security is expressed in a currency (the “judgment currency”) other than the currency in which such Debt Security is denominated (the “denomination currency”), the Republic will pay to the Holders or Trustee, as applicable, any deficiency arising or resulting from any variation in rates of exchange between the date as of which the amount in the denomination currency is notionally converted into the amount in the judgment currency for the purposes of such judgment or order and the date of actual payment thereof. This obligation will constitute a separate and independent obligation from the other obligations under the Debt Securities, will give rise to a separate and independent cause of action, will apply irrespective of any waiver or extension granted from time to time and will continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due in respect of the relevant Debt Security or under any such judgment or order. The term “rates of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into the denomination currency.

19. Warranty of the Republic. Subject to paragraph 15, Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Debt Security and to constitute the same legal, valid and binding obligations of Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

20. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

21. Modifications. (a) Any Modification to the Debt Securities or the Indenture insofar as it affects the Debt Securities shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 21 will be conclusive and binding on all Holders of the Debt Securities, and on all future Holders of the Debt Securities whether or not notation of such Modification is made upon the Debt Securities.

Any instrument given by or on behalf of any Holder of a Debt Security in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Debt Security.

22. Repurchase. The Republic may at any time purchase Debt Securities at any price in the open market, in privately negotiated transactions or otherwise. Debt Securities so purchased by or on behalf of the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation.

TRUSTEE, PAYING AGENT AND TRANSFER AGENT

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

United States

Annex D

Form of Debt Security for the 2030 Bonds

THE FEDERATIVE REPUBLIC OF BRAZIL

UNLESS THIS REGISTERED GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, 49TH FLOOR, NEW YORK, NY 10041-0099, TO THE REPUBLIC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS NOMINATED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS GLOBAL BOND IS EXCHANGED IN WHOLE FOR BONDS IN CERTIFICATED REGISTERED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED GLOBAL SECURITIES

representing

U.S.$ 1,250,000,000

3.875% Global Bonds Due 2030

No. R-[●]	U.S.$ [●]

CUSIP No.: 105756CC2

ISIN No.: US105756CC23

The Federative Republic of Brazil (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of [●] UNITED STATES DOLLARS (U.S.$[●]) or such amount as shall be the outstanding principal amount hereof on June 12, 2030, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof and to pay the redemption amount in connection with any optional redemption as provided in paragraph 3 of the attached Terms of the Debt Security. The Republic further unconditionally promises to pay interest semi-annually in arrears on June 12 and December 12 (each an “Interest Payment Date”), commencing December 12, 2020 on any outstanding portion of the unpaid principal amount hereof at 3.875% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from June 10, 2020 until payment of said principal sum has been made or duly provided for, and shall be payable to Holders of record as of June 9 and December 9 of each year (each, a “Record Date”). This is a Global Security deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Security, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any paying agent shall be entitled to treat the Depositary as the sole Holder of this Global Security.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Security and by acceptance hereof each Holder of this Global Security agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Security is issued in respect of an issue of U.S.$ 1,250,000,000 principal amount of 3.875% Global Bonds due 2030 of the Republic and is governed by (i) the Indenture dated as of July 2, 2015 (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the Terms of the Debt Securities attached hereto. This Global Security is a further issuance of, will be consolidated to form a single series with, and will be fully fungible with, the Republic’s outstanding 3.875% Global Bonds due 2030, U.S.$ 2,250,000,000 principal amount of which was issued prior to the date hereof. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms. All capitalized terms used in this Global Security but not defined herein shall have the meanings assigned to them in the Indenture.

Upon any exchange of all or a portion of this Global Security for Certificated Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated: December 8, 2020

FEDERATIVE REPUBLIC OF BRAZIL

By:
Name:
Title:

WITNESS:

By:
Name:
Citizenship:
Passport No:

WITNESS:

By:
Name:
Citizenship:
Passport No:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated: December 8, 2020

THE BANK OF NEW YORK MELLON solely as Trustee and not in its individual capacity

By:
Authorized Officer

Schedule A

Date	Principal Amount of Certificated Securities	Remaining Principal Amount of this Global Security	Notation Made By

[Schedule A to Annex D]

Annex E

Terms of Series for the 2030 Bonds

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1. General. (a) This Debt Security is one of a duly authorized Series of debt securities of the Federative Republic of Brazil (the “Republic”), designated as its 3.875% Global Bonds due 2030 (each debt security of this Series a “Debt Security”, and collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of July 2, 2015 between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). This Debt Security is a further issuance of, will be consolidated to form a single series with, and will be fully fungible with, the Republic’s outstanding 3.875% Global Bonds due 2030, U.S.$ 2,250,000,000 principal amount of which was issued prior to the date hereof. This further issuance is initially limited to the aggregate principal amount of U.S.$ 1,250,000,000. The aggregate principal amount of the Debt Securities is U.S.$ 3,500,000,000, subject to increase as provided in paragraph 13 below. The Holders of the Debt Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture.

(b) The Debt Securities constitute and will constitute direct, general, unconditional, unsecured (except as provided for in paragraph 5) and unsubordinated External Indebtedness (as defined below) of the Republic for which the full faith and credit of the Republic is pledged. The Debt Securities rank and will rank without any preference among themselves and equally with all other unsecured and unsubordinated External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Debt Securities ratably with payments being made under any other External Indebtedness.

(c) The Debt Securities are in fully registered form, without coupons and in denominations of U.S.$200,000 and integral multiples of U.S.$1,000 thereof. The Debt Securities may be issued in certificated form (each a “Certificated Security” and collectively, the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

(d) For the purposes of this paragraph and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

“Indebtedness” means all unsecured and unsubordinated obligations of the Republic in respect of money borrowed and guarantees given by the Republic in respect of money borrowed by others.

“External Indebtedness” means Indebtedness for money borrowed which is payable by its terms or at the option of its holder in any currency other than the currency of the Republic (other than any such Indebtedness that is originally issued within the Republic).

“Public External Indebtedness” means any Public Indebtedness (as defined below) of the Republic which is payable by its terms or at the option of its holder in any currency other than the currency of the Republic (other than any such Public Indebtedness that is originally issued within the Republic). For this purpose, settlement of original issuance by delivery of Public Indebtedness (or the instruments evidencing such Public Indebtedness including by means of a book entry system) within the Republic shall be deemed to be original issuance within the Republic.

“Public Indebtedness” means any payment obligation, including any contingent liability, of any person arising from bonds, debentures, notes or other securities which (i) are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market (including, without limiting the generality of the foregoing, securities eligible for resale pursuant to Rule 144A under the Securities Act, as amended (or any successor law or regulation of similar effect)) and (ii) have an original maturity of more than one year or are combined with a commitment so that the original maturity of one year or less may be extended at the option of the Republic to a period in excess of one year.

2. Payments. (a) the Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of (and premium, if any, on), and interest (including Additional Amounts (as defined below)) on, the Debt Securities and any other payments to be made by the Republic under the Debt Securities and the Indenture, at the place or places, at the respective times and in the manner provided in the Debt Securities and the Indenture. Principal of the Debt Securities will be payable against surrender of such Debt Securities at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest or principal (including Additional Amounts) on the Debt Securities will be made to the persons in whose name such Debt Securities are registered at the close of business on the relevant Record Date whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names such Debt Securities are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 12 of these Terms, by or on behalf of the Republic to the Holders of the Debt Securities not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest or principal (including Additional Amounts) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$1,000,000 in principal amount of Certificated Securities to the Trustee not later than the applicable Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day that is not a Saturday or Sunday, and that is not a day on which banking or trust institutions are authorized generally or obligated by law, regulation, or executive order to close in New York City (or in the city where the relevant paying or transfer agent is located).

(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts) on, the Debt Securities shall not be a Business Day, then payment of principal or interest (including Additional Amounts) will be made on the next succeeding Business Day at the relevant place of payment. Such payments will be deemed to have been made on the due date, and no interest on the Debt Securities will accrue as a result of the delay in payment. So long as the Trustee holds the funds so deposited and such funds are available to Holders of the Debt Securities in accordance with the terms of the Debt Securities and the Indenture and Holders of the Debt Securities are not prevented from claiming such funds in accordance with the terms of the Debt Securities and the Indenture, the Republic shall not be considered to have defaulted in its obligation to make payment of such amounts on the date on which such amounts become due and payable.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Debt Security and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and, to the extent permitted by law, the Holder of such Debt Security shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Debt Securities, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the rate of 3.875% per annum, together with Additional Amounts, if applicable.

3. Optional Redemption. (a) The Debt Securities will be redeemable at the option of the Republic prior to the maturity date thereof. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the registered holders hereof, to redeem the Debt Securities, in whole or in part, at any time or from time to time prior to their maturity date, at a redemption price equal to the principal amount thereof, plus the Make-Whole Amount (as defined below), plus accrued and unpaid interest on the principal amount of the Debt Securities to be redeemed to the date of redemption specified in such notice (the “Redemption Date”).

(b) For the purposes of this Debt Security,

(1) “Make-Whole Amount” means the excess of (i) the sum of the present values of each remaining scheduled payment of principal and interest on the Debt Securities (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 50 basis points over (ii) the principal amount of such Debt Securities.

(2) “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

(3) “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the Debt Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of investment grade debt securities of a comparable maturity to the remaining term of such Debt Securities.

(4) “Independent Investment Banker” means one of the Reference Treasury Dealers (as defined below) appointed by the Republic.

(5) “Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations (as defined below) for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Republic obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

(6) “Reference Treasury Dealer” means each of BofA Securities, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and three other dealers selected by the Republic, or their affiliates, which are primary United States government securities dealers, and their respective successors; provided that if any of the foregoing shall cease to be a primary United States government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Republic will substitute therefor another Primary Treasury Dealer.

(7) “Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Republic, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Republic by such Reference Treasury Dealer at 3:30 pm, New York City time, on the third business day preceding such Redemption Date.

(c) If this Debt Security is redeemed only in part, a new Debt Security or Debt Securities for the unredeemed portion hereof shall be issued in the name of the registered holder hereof upon the cancellation hereof. If less than all Debt Securities having the same terms (except as to principal amount and date of issuance) are to be redeemed, the Debt Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

(d) Unless otherwise specified on the face hereof, this Debt Security will not be entitled to the benefit of a sinking fund.

(e) Unless otherwise specified and subject to the terms set forth on the face hereof, this Security will not be repayable prior to the maturity date at the option of the registered holder hereof.

(f) The Republic may at any time purchase any of the Debt Securities in any manner and at any price. All Debt Securities purchased by or on behalf of the Republic may be held, resold or surrendered for cancellation.

4. Additional Amounts. All payments by the Republic in respect of the Debt Securities shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of the Republic, or any political subdivision or taxing authority or agency therein or thereof having the power to tax (collectively, “Relevant Tax”), unless the withholding or deduction of such Relevant Tax is required by law. In that event, the Republic shall pay such additional amounts (“Additional Amounts”), as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Debt Securities in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any Relevant Tax:

(i)

imposed by reason of a Holder or beneficial owner of a Debt Security having some present or former connection with the Republic other than merely being a Holder or beneficial owner of the Debt Security or receiving payments of any nature on the Debt Security or enforcing its rights in respect of the Debt Security;

(ii)

imposed by reason of the failure of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; or

(iii)

imposed by reason of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, having presented the Debt Security for payment (where such presentation is required) more than 30 days after the Relevant Date (as defined below), except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Debt Security for payment on any date during such 30-day period.

As used in this paragraph 4(iii), “Relevant Date” in respect of any Debt Security means the date on which payment in respect thereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given to the Holders in the manner described in paragraph 12 below that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” hereunder shall be deemed to include any Additional Amounts which may be payable hereunder.

5. Negative Pledge Covenant of Republic. (a) So long as any Debt Security remains outstanding or any amount payable by the Republic under the Indenture shall remain unpaid, the Republic agrees that the Republic will not create or permit to subsist any Lien (as defined below) other than Permitted Liens (as defined below) in the whole or any part of the Republic’s present or future revenues or assets to secure Public External Indebtedness (as defined below) of the Republic, unless (i) the Debt Security is secured equally and ratably with such Public External Indebtedness or (ii) the Debt Security has the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of such Debt Security as provided in Article Eleven of the Indenture.

(b) For purposes hereof:

“Lien” means any lien, pledge, mortgage, security interest or other encumbrance.

“Permitted Liens” means: (i) any Lien created prior to the date hereof, including renewals or refinancing thereof, provided, however, that any renewal or refinancing of any such Lien secures only the renewal or extension of the original secured financing;

(ii) any Lien securing Public External Indebtedness incurred or assumed by the Republic in connection with a Project Financing (as defined below), provided that the property over which such Lien is granted consists solely of assets or revenues of the project for which the Project Financing was incurred;

(iii) any Lien securing Public External Indebtedness which (i) is issued by the Republic in exchange for secured indebtedness of Brazilian public sector bodies (other than the Republic) and (ii) is in an aggregate principal amount outstanding (with debt denominated in currencies other than U.S. dollars expressed in U.S. dollars based on rates of exchange prevailing at the date such debt was incurred) that does not exceed U.S.$25,000,000; and

(iv) any Lien securing Public External Indebtedness incurred or assumed by the Republic to finance or refinance the acquisition of the assets in which such Lien has been created or permitted to subsist.

“Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project and the person or persons providing such financing expressly agree to limit their recourse to the project financed and the revenues derived from such project as the principal source of repayment for the monies advanced.

6. Events of Default; Acceleration. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, award or order of any court or arbitral tribunal or any order, rule or regulation of any administrative or governmental body):

(a) default in any payment of principal of (or premium, if any, on), or interest on any of the Debt Securities of this series and the continuance of such default for a period of 30 days;

(b) default which is materially prejudicial to the interests of the holders of the Debt Securities of this series in the performance of any other obligation under the Debt Securities of this series and the continuance of such default for a period of 60 days after written notice requiring the same to be remedied shall have been given by the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of this series then Outstanding;

(c) acceleration of in excess of U.S.$25,000,000 (or its equivalent in any other currency) in aggregate principal amount of Public External Indebtedness of the Republic by reason of an event of default (however described) resulting from the failure of the Republic to make any payment of principal (or premium, if any), or interest thereunder when due;

(d) failure to make any payment in respect of Public External Indebtedness of the Republic in an aggregate principal amount in excess of U.S.$25,000,000 (or its equivalent in any other currency) when due (as such date may be extended by virtue of any applicable grace period or waiver) and the continuance of such failure for a period of 30 days after written notice requiring the same to be remedied shall have been given by the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of this series then Outstanding;

(e) declaration by the Republic of a moratorium with respect to the payment of principal of or interest on Public External Indebtedness of the Republic which does not expressly exclude the Debt Securities of this series and which is materially prejudicial to the interests of the holders of the Debt Securities of this series; or

(f) denial by the Republic of its obligations under the Debt Securities of this series;

then in each and every such case, the Trustee or the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Debt Securities, upon notice in writing to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, may declare the principal (and premium, if any) amount of all the Debt Securities due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to such date all Events of Default in respect of all the Debt Securities shall have been cured; provided that if, at any time after the principal (and premium, if any) of the Debt Securities shall have been so declared due and payable, and before the sale of any property pursuant to any judgment, decree or the execution of an arbitral award for the payment of monies due which shall have been obtained or entered in connection with the Debt Securities, pursuant to Section 9.8 of the Indenture and paragraph 17 hereof, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal (and premium, if any) upon all the Debt Securities which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal (and premium, if any) of each Debt Security at the rate of interest specified herein, to the date of such payment of interest or principal (and premium, if any)) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Debt Securities which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Debt Securities then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 7 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

If an Event of Default with respect to the Debt Securities shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

7. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Debt Securities and actions taken by written consent of the Holders of Debt Securities.

8. Replacement, Exchange and Transfer of the Debt Securities. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security or Securities may be exchanged for an equal aggregate principal amount of Certificated Securities in different authorized denominations and a beneficial interest in the Global Security may be exchanged for an equal aggregate principal amount of Certificated Securities in different authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Security in different authorized denominations by the Holder or Holders surrendering the Debt Security or Debt Securities for exchange at the Corporate Trust Office, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) and 2.5(f) of the Indenture. The exchange of the Debt Securities will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Debt Securities will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 8 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Debt Security. Registration of the transfer of a Debt Security by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of 5 days preceding the due date for any payment of principal of, (or premium, if any, on), or interest on, the Debt Securities.

9. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

10. Paying Agent; Transfer Agent; Registrar. The Republic has initially appointed the paying agent, transfer agent and registrar listed at the foot of this Debt Security. The Republic may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the Debt Securities are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar; provided that the registrar shall not be in the United Kingdom. In addition, if and for so long as the Debt Securities are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, the Republic will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in paragraph 12 hereof.

11. Enforcement. Except as provided in Section 4.6 of the Indenture, no Holder of any Debt Securities of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Debt Securities of such Series to institute any suit, action or proceeding upon or under or with respect to the Indenture or of the Debt Securities, or for any other remedy hereunder or under the Debt Securities, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Debt Securities of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such reasonable indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Debt Securities of a Series with every other Holder of Debt Securities of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of such Series. For the protection and enforcement of this paragraph 11, each and every Holder and the Trustee shall be entitled to such relief as can be given at law.

12. Notices. Notices to holders of Debt Securities shall be sufficiently given if mailed to the holders at the address appearing in the security register maintained by the Trustee and, so long as the Debt Securities are listed on the Luxembourg Stock Exchange and the rules of such exchange shall so require, if published in an Authorized Newspaper (as defined below) in Luxembourg or, if not practicable in Luxembourg, elsewhere in any country in Europe. In the case of Debt Securities in global form, notices to holders of Debt Securities may be sent in accordance with the procedures of the Depositary. “Authorized Newspaper” means a newspaper, in an official language in the country of publication or in the English language, customarily published on each Monday, Tuesday, Wednesday, Thursday and Friday, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Monday, Tuesday, Wednesday, Thursday or Friday. For purposes of publication in Luxembourg, an Authorized Newspaper shall mean the Luxemburger Wort, unless such newspaper is not available, or the website of the Luxembourg Stock Exchange (http://www.bourse.lu). Neither the failure to give notice nor any defect in any notice given to any particular holder of a Debt Security shall affect the sufficiency of any notice with respect to any other Debt Securities. In case by reason of the suspension of publication of any Authorized Newspaper or by reason of any other cause it shall be impracticable to publish any notice as provided above, then such notification shall be given in another manner consistent with the rules of the Luxembourg Stock Exchange. Such notices shall be deemed to have been given on the date of (i) such publication or, if published in such newspapers on different dates, on the date of the first such publication and (ii) in the case of any notice mailed or made through the Depositary or its nominee, on the date of mailing or transmission, as applicable.

13. Further Issues of Debt Securities. The Republic may from time to time, without the consent of Holders of the Debt Securities, create and issue additional Debt Securities having the same Terms as the Debt Securities in all respects, except for the issue date, issue price and first interest payment on the Debt Securities; provided, however, that any additional debt securities subsequently issued shall be fungible with the previously Outstanding Debt Securities for U.S. federal income tax purposes. Additional Debt Securities issued in this manner will be consolidated with and will form a single Series with the previously Outstanding Debt Securities.

14. Prescription. To the extent permitted by law, claims against the Republic for the payment of principal of (and premium, if any, on), or interest or other amounts due on, the Debt Securities (including Additional Amounts) will become void unless made within five years on which that payment first became due (or such shorter period as may be prescribed by applicable law).

15. Authentication. This Debt Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

16. Governing Law. THIS DEBT SECURITY SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THOSE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ALL MATTERS GOVERNING AUTHORIZATION AND EXECUTION OF THIS DEBT SECURITY BY THE REPUBLIC SHALL BE GOVERNED BY THE LAWS OF BRAZIL.

17. Arbitration; Waiver of Sovereign Immunity; Consent to Service Proceedings in Brazil.

(a) (i) Any dispute, controversy or claim between or among any of the Republic, the Trustee and any Holder arising out of or relating to this Indenture or the Debt Securities or any coupon appertaining thereto, including the existence, performance, interpretation, construction, breach, termination or invalidity thereof (a “Dispute”) (other than a Dispute which, as provided for in paragraph 17(e), is made the subject of a suit, action or proceeding brought against the Republic in a competent court in Brazil) shall be finally settled by arbitration in accordance with the Arbitration Rules of the United Nations Commission on International Trade Law (excluding Article 26 thereof) and in effect on the date of this Indenture (the “UNCITRAL Arbitration Rules”).

(ii) With respect to any claim by any Holder of Debt Securities against the Trustee in any Dispute to which the Trustee is a party, such Holder by invoking these procedures consents to the consolidation, at the election of the Trustee, of any arbitration commenced hereunder with any other arbitration commenced by any Holder of Debt Securities against the Trustee unless the arbitrators in the proceeding first commenced determine the claims do not arise out of substantially the same occurrence, transaction, or series of transactions and occurrences, or that consolidation would prejudice the rights of a party. All Holders of Debt Securities in a consolidated arbitration shall select, within 30 days of the consolidation decision, one arbitrator as the sole party appointed arbitrator on behalf of all Holders parties to the consolidated arbitration.

(iii) In the event of a Dispute between or among two parties, the number of arbitrators shall be three, to be appointed in accordance with Section II of the UNCITRAL Arbitration Rules, which, among other things, provides that (1) each party shall appoint one arbitrator, (2) the two arbitrators thus appointed shall choose the third arbitrator who will act as the presiding arbitrator of the tribunal and (3) if within 30 calendar days after the appointment of the second arbitrator the two arbitrators have not agreed on the choice of a presiding arbitrator, the presiding arbitrator shall be appointed under Article 6 of the UNCITRAL Arbitration Rules. The appointing authority shall be the Chairman of the International Court of Arbitration of the International Chamber of Commerce. The third arbitrator may be (but need not be) of the same nationality as any of the parties to the arbitration. For the purposes of this paragraph 17(a)(iii), one or more Holders of Debt Securities party to a Dispute shall be considered one party to the Dispute and the Holders shall select one arbitrator as the sole party appointed arbitrator on behalf of all Holders parties to the Dispute.

(iv) In the event of a Dispute among the Republic, the Trustee and one or more of the Holders of Debt Securities, the number of arbitrators shall be five. The five arbitrators will be appointed in accordance with Section II of the UNCITRAL Arbitration Rules, which shall be modified to provide for the appointment of two neutral arbitrators and, which, among other things, would thus provide that (1) one arbitrator shall be appointed by each of the Republic, the Trustee and all Holders of Debt Securities parties to such dispute acting together, (2) the three arbitrators thus appointed shall choose two arbitrators one of whom shall act as the presiding arbitrator of the tribunal, and (3) if within 30 calendar days after the appointment of the third arbitrator the three arbitrators have not selected two additional arbitrators and designated one of them as the presiding arbitrator, the additional arbitrators shall be appointed and one of the additional arbitrators shall be designated the presiding arbitrator by an appointing authority in the same way as a sole arbitrator would be appointed under Article 6 of the UNCITRAL Arbitration Rules. The appointing authority shall be the Chairman of the International Court of Arbitration of the International Chamber of Commerce. The presiding arbitrator may be (but need not be) of the same nationality as any of the parties to the arbitration.

(v) The place of arbitration shall be New York, New York. The language of the arbitration shall be English, but documents or testimony may be submitted in another language if a translation is provided. The arbitrators shall appoint a secretary with offices and facilities in New York, New York to provide administrative services in support of the proceedings. Any arbitral tribunal established hereunder shall state its reasons for its decisions in writing and shall make its decisions entirely on the basis of the substantive law specified in this paragraph 17 and not on the principle of ex aequo, et bono or otherwise. The decision of any such arbitral tribunal shall be final to the fullest extent permitted by law.

(b) The Republic hereby agrees that in any arbitration proceedings under this paragraph 17, it will not raise any defense that it could not raise but for the fact that it is a sovereign state. The Republic’s agreement to arbitrate does not constitute a waiver of any right to sovereign immunity from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) to which it may be entitled in jurisdictions other than Brazil with respect to the enforcement of any award rendered by an arbitral tribunal constituted under this paragraph 17 or the Indenture.

(c) For the sole purpose of receiving service of process or other legal summons in connection with obtaining homologation of any arbitral award pursuant to this paragraph 17 in the Superior Tribunal de Justiça, the Republic hereby irrevocably agrees that any such process or summons may be served upon it, pursuant to Article 35, section II of Supplementary Law No. 73 of February 10, 1993, by delivery to the Procurador-Geral da União, Ed. Multibrasil Corporate, Sede I AGU, Setor de Autarquias Sul—Quadra 3—Lote 5/6, Brasilia-DF, Brazil, as its authorized agent (the “Authorized Agent”) upon whom any such process or summons may be served or by any other means permissible under the laws of the Brazil.

(d) The Republic hereby represents and warrants that it has no right to immunity, on the grounds of sovereignty or otherwise, from service of process or jurisdiction or any judicial proceedings of any competent court located in Brazil or from execution of any judgment in Brazil (except for the limitation on alienation of public property referred to in Article 100 of the Civil Code of Brazil) or from the execution or enforcement therein of any arbitration decision in respect of any proceeding or any other matter arising out of or relating to its obligations under the Indenture or the Debt Securities or any coupon appertaining thereto, and to the extent that the Republic is or becomes entitled to any such immunity, it irrevocably and unconditionally agrees not to plead or claim any such immunity with respect to its obligations or any other matter under or arising out of or in connection with the Indenture or the Debt Securities or any coupon appertaining thereto.

(e) Any action against the Republic arising out of or based on the Indenture or the Debt Securities or any coupon appertaining thereto may be instituted by the Trustee or the Holder of the Debt Securities in any competent court in Brazil unless at the time an action is filed an arbitral tribunal has already been constituted pursuant to paragraph 17(a) to resolve a Dispute relating to substantially the same occurrence, transaction, or series of transactions and occurrences, in which case the Dispute shall be resolved pursuant to paragraph 17(a). The Republic hereby agrees that its obligation to effect payments of principal of (and premium, if any, on), and interest on this Debt Security constitutes an obligation to pay a sum certain which may be collected through execution proceedings and that the Debt Securities constitute extrajudicial execution instruments (títulos executivos extrajudiciais) in accordance with the provisions of Article 784(II) of the Civil Procedure Code of Brazil of March 16, 2015, effective as of March 18, 2016 for the collection of any amounts due under the Debt Securities and the principal of, (and premium, if any, on), and interest on the Debt Securities, and that a Holder of the Debt Securities or any coupon appertaining thereto shall have the right, exercisable at its sole discretion, to institute legal proceedings against the Republic for the collection of the principal of, (and premium, if any, on), and interest on the Debt Securities through the proceedings contemplated in Article 910 of the Civil Procedure Code of Brazil of March 16, 2015, effective as of March 18, 2016. The Republic hereby waives irrevocably any immunity from jurisdiction or execution (except for the limitation on alienation of public property referred to in Article 100 of the Civil Code of Brazil) to which it might otherwise be entitled in any action arising out of or based on the Indenture, the Debt Securities or any coupon appertaining thereto which may be instituted by the Trustee or any Holder of the Debt Securities or any coupon appertaining thereto in any competent court in Brazil.

(f) No arbitration proceedings hereunder shall be binding upon or in any way affect the right or interest of any person other than the claimant or respondent with respect to such arbitration.

18. Indemnification for Foreign Exchange Fluctuations. The Republic agrees that, if a judgment or order given or made by any court or arbitration tribunal for the payment of any amount in respect of any Debt Security is expressed in a currency (the “judgment currency”) other than the currency in which such Debt Security is denominated (the “denomination currency”), the Republic will pay to the Holders or Trustee, as applicable, any deficiency arising or resulting from any variation in rates of exchange between the date as of which the amount in the denomination currency is notionally converted into the amount in the judgment currency for the purposes of such judgment or order and the date of actual payment thereof. This obligation will constitute a separate and independent obligation from the other obligations under the Debt Securities, will give rise to a separate and independent cause of action, will apply irrespective of any waiver or extension granted from time to time and will continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due in respect of the relevant Debt Security or under any such judgment or order. The term “rates of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into the denomination currency.

19. Warranty of the Republic. Subject to paragraph 15, Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Debt Security and to constitute the same legal, valid and binding obligations of Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

20. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

21. Modifications. (a) Any Modification to the Debt Securities or the Indenture insofar as it affects the Debt Securities shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 21 will be conclusive and binding on all Holders of the Debt Securities, and on all future Holders of the Debt Securities whether or not notation of such Modification is made upon the Debt Securities.

Any instrument given by or on behalf of any Holder of a Debt Security in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Debt Security.

22. Repurchase. The Republic may at any time purchase Debt Securities at any price in the open market, in privately negotiated transactions or otherwise. Debt Securities so purchased by or on behalf of the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation.

TRUSTEE, PAYING AGENT AND TRANSFER AGENT

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

United States

Annex F

Form of Debt Security for the 2050 Bonds

THE FEDERATIVE REPUBLIC OF BRAZIL

UNLESS THIS REGISTERED GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, 49TH FLOOR, NEW YORK, NY 10041-0099, TO THE REPUBLIC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS NOMINATED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS GLOBAL BOND IS EXCHANGED IN WHOLE FOR BONDS IN CERTIFICATED REGISTERED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED GLOBAL SECURITIES

representing

U.S.$ 750,000,000

4.750% Global Bonds Due 2050

No. R-[•]	U.S.$ [•]

CUSIP No.: 105756 CB4

ISIN No.: US105756CB40

The Federative Republic of Brazil (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of [•] UNITED STATES DOLLARS (U.S.$[•]) or such amount as shall be the outstanding principal amount hereof on January 14, 2050, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof and to pay the redemption amount in connection with any optional redemption as provided in paragraph 3 of the attached Terms of the Debt Security. The Republic further unconditionally promises to pay interest semi-annually in arrears on January 14 and July 14 (each an “Interest Payment Date”), commencing January 14, 2021 on any outstanding portion of the unpaid principal amount hereof at 4.750% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from July 14, 2020 until payment of said principal sum has been made or duly provided for, and shall be payable to Holders of record as of January 11 and July 11 of each year (each, a “Record Date”). This is a Global Security deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Security, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any paying agent shall be entitled to treat the Depositary as the sole Holder of this Global Security.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Security and by acceptance hereof each Holder of this Global Security agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Security is issued in respect of an issue of U.S.$ 750,000,000 principal amount of 4.750% Global Bonds due 2050 of the Republic and is governed by (i) the Indenture dated as of July 2, 2015 (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the Terms of the Debt Securities attached hereto. This Global Security is a further issuance of, will be consolidated to form a single series with, and will be fully fungible with, the Republic’s outstanding 4.750% Global Bonds due 2050, U.S.$ 2,500,000,000 principal amount of which was issued prior to the date hereof. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms. All capitalized terms used in this Global Security but not defined herein shall have the meanings assigned to them in the Indenture.

Upon any exchange of all or a portion of this Global Security for Certificated Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated: December 8, 2020

FEDERATIVE REPUBLIC OF BRAZIL

By:
Name:
Title:

WITNESS:

By:
Name:
Citizenship:
Passport No:

WITNESS:

By:
Name:
Citizenship:
Passport No:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated: December 8, 2020

THE BANK OF NEW YORK MELLON, solely as Trustee and not in its individual capacity

By:
Authorized Officer

Schedule A

Date	Principal Amount of Certificated Securities	Remaining Principal Amount of this Global Security	Notation Made By

[Schedule A to Annex F]

Annex G

Terms of Series for the 2050 Bonds

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1. General. (a) This Debt Security is one of a duly authorized Series of debt securities of the Federative Republic of Brazil (the “Republic”), designated as its 4.750% Global Bonds due 2050 (each debt security of this Series a “Debt Security”, and collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of July 2, 2015 between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). This Debt Security is a further issuance of, will be consolidated to form a single series with, and will be fully fungible with, the Republic’s outstanding 4.750% Global Bonds due 2050, U.S.$ 2,500,000,000 principal amount of which was issued prior to the date hereof. This further issuance is initially limited to the aggregate principal amount of U.S.$ 750,000,000. The aggregate principal amount of the Debt Securities is U.S.$ 3,250,000,000, subject to increase as provided in paragraph 13 below. The Holders of the Debt Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture.

(b) The Debt Securities constitute and will constitute direct, general, unconditional, unsecured (except as provided for in paragraph 5) and unsubordinated External Indebtedness (as defined below) of the Republic for which the full faith and credit of the Republic is pledged. The Debt Securities rank and will rank without any preference among themselves and equally with all other unsecured and unsubordinated External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Debt Securities ratably with payments being made under any other External Indebtedness.

(c) The Debt Securities are in fully registered form, without coupons and in denominations of U.S.$200,000 and integral multiples of U.S.$1,000 thereof. The Debt Securities may be issued in certificated form (each a “Certificated Security” and collectively, the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

(d) For the purposes of this paragraph and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

“Indebtedness” means all unsecured and unsubordinated obligations of the Republic in respect of money borrowed and guarantees given by the Republic in respect of money borrowed by others.

“External Indebtedness” means Indebtedness for money borrowed which is payable by its terms or at the option of its holder in any currency other than the currency of the Republic (other than any such Indebtedness that is originally issued within the Republic).

“Public External Indebtedness” means any Public Indebtedness (as defined below) of the Republic which is payable by its terms or at the option of its holder in any currency other than the currency of the Republic (other than any such Public Indebtedness that is originally issued within the Republic). For this purpose, settlement of original issuance by delivery of Public Indebtedness (or the instruments evidencing such Public Indebtedness including by means of a book entry system) within the Republic shall be deemed to be original issuance within the Republic.

“Public Indebtedness” means any payment obligation, including any contingent liability, of any person arising from bonds, debentures, notes or other securities which (i) are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market (including, without limiting the generality of the foregoing, securities eligible for resale pursuant to Rule 144A under the Securities Act, as amended (or any successor law or regulation of similar effect)) and (ii) have an original maturity of more than one year or are combined with a commitment so that the original maturity of one year or less may be extended at the option of the Republic to a period in excess of one year.

2. Payments. (a) the Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of (and premium, if any, on), and interest (including Additional Amounts (as defined below)) on, the Debt Securities and any other payments to be made by the Republic under the Debt Securities and the Indenture, at the place or places, at the respective times and in the manner provided in the Debt Securities and the Indenture. Principal of the Debt Securities will be payable against surrender of such Debt Securities at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest or principal (including Additional Amounts) on the Debt Securities will be made to the persons in whose name such Debt Securities are registered at the close of business on the relevant Record Date whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names such Debt Securities are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 12 of these Terms, by or on behalf of the Republic to the Holders of the Debt Securities not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest or principal (including Additional Amounts) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$1,000,000 in principal amount of Certificated Securities to the Trustee not later than the applicable Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day that is not a Saturday or Sunday, and that is not a day on which banking or trust institutions are authorized generally or obligated by law, regulation, or executive order to close in New York City (or in the city where the relevant paying or transfer agent is located).

(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts) on, the Debt Securities shall not be a Business Day, then payment of principal or interest (including Additional Amounts) will be made on the next succeeding Business Day at the relevant place of payment. Such payments will be deemed to have been made on the due date, and no interest on the Debt Securities will accrue as a result of the delay in payment. So long as the Trustee holds the funds so deposited and such funds are available to Holders of the Debt Securities in accordance with the terms of the Debt Securities and the Indenture and Holders of the Debt Securities are not prevented from claiming such funds in accordance with the terms of the Debt Securities and the Indenture, the Republic shall not be considered to have defaulted in its obligation to make payment of such amounts on the date on which such amounts become due and payable.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Debt Security and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and, to the extent permitted by law, the Holder of such Debt Security shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Debt Securities, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the rate of 4.750% per annum, together with Additional Amounts, if applicable.

3. Optional Redemption. (a) Prior to July 14, 2049, the Republic may redeem any of the Debt Securities (including any additional Debt Securities issued after the issue date) in whole at any time or in part from time to time, at its option upon giving not less than 30 days’ notice, at a redemption price equal to the principal amount thereof, plus the Make-Whole Amount (as defined below), plus accrued and unpaid interest on the principal amount of the Debt Securities to be redeemed to the date of redemption specified in such notice (the “Redemption Date”).

(b) At any time on or after July 14, 2049, the Republic may redeem any of the Debt Securities (including any additional Debt Securities issued after the issue date) in whole at any time or in part from time to time, at its option upon giving not less than 30 days’ nor more than 60 days’ notice, at a redemption price equal to the principal amount thereof, plus accrued and unpaid interest and additional amounts, if any, on the principal amount of the Debt Securities to be redeemed to, but excluding, the Redemption Date.

(c) For the purposes of this Debt Security,

(1) “Make-Whole Amount” means the excess of (i) the sum of the present values of each remaining scheduled payment of principal and interest on the Debt Securities (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 45 basis points over (ii) the principal amount of such Debt Securities.

(2) “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

(3) “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the Debt Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of investment grade debt securities of a comparable maturity to the remaining term of such Debt Securities.

(4) “Independent Investment Banker” means one of the Reference Treasury Dealers (as defined below) appointed by the Republic.

(5) “Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations (as defined below) for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Republic obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

(6) “Reference Treasury Dealer” means any of BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman, Sachs & Co. LLC, and three other dealers selected by the Issuer, or their affiliates, which are primary United States government securities dealers, and their respective successors; provided that if any of the foregoing shall cease to be a primary United States government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Republic will substitute therefor another Primary Treasury Dealer.

(7) “Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Republic, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Republic by such Reference Treasury Dealer at 3:30 pm, New York City time, on the third business day preceding such Redemption Date.

(d) If this Debt Security is redeemed only in part, a new Debt Security or Debt Securities for the unredeemed portion hereof shall be issued in the name of the registered holder hereof upon the cancellation hereof. If less than all Debt Securities having the same terms (except as to principal amount and date of issuance) are to be redeemed, the Debt Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

(e) Unless otherwise specified on the face hereof, this Debt Security will not be entitled to the benefit of a sinking fund.

(f) Unless otherwise specified and subject to the terms set forth on the face hereof, this Security will not be repayable prior to the maturity date at the option of the registered holder hereof.

(g) The Republic may at any time purchase any of the Debt Securities in any manner and at any price. All Debt Securities purchased by or on behalf of the Republic may be held, resold or surrendered for cancellation.

4. Additional Amounts. All payments by the Republic in respect of the Debt Securities shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of the Republic, or any political subdivision or taxing authority or agency therein or thereof having the power to tax (collectively, “Relevant Tax”), unless the withholding or deduction of such Relevant Tax is required by law. In that event, the Republic shall pay such additional amounts (“Additional Amounts”), as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Debt Securities in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any Relevant Tax:

(i) imposed by reason of a Holder or beneficial owner of a Debt Security having some present or former connection with the Republic other than merely being a Holder or beneficial owner of the Debt Security or receiving payments of any nature on the Debt Security or enforcing its rights in respect of the Debt Security;

(ii) imposed by reason of the failure of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; or

(iii) imposed by reason of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, having presented the Debt Security for payment (where such presentation is required) more than 30 days after the Relevant Date (as defined below), except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Debt Security for payment on any date during such 30-day period.

As used in this paragraph 4(iii), “Relevant Date” in respect of any Debt Security means the date on which payment in respect thereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given to the Holders in the manner described in paragraph 12 below that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” hereunder shall be deemed to include any Additional Amounts which may be payable hereunder.

5. Negative Pledge Covenant of Republic. (a) So long as any Debt Security remains outstanding or any amount payable by the Republic under the Indenture shall remain unpaid, the Republic agrees that the Republic will not create or permit to subsist any Lien (as defined below) other than Permitted Liens (as defined below) in the whole or any part of the Republic’s present or future revenues or assets to secure Public External Indebtedness (as defined below) of the Republic, unless (i) the Debt Security is secured equally and ratably with such Public External Indebtedness or (ii) the Debt Security has the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of such Debt Security as provided in Article Eleven of the Indenture.

(b) For purposes hereof:

“Lien” means any lien, pledge, mortgage, security interest or other encumbrance.

“Permitted Liens” means: (i) any Lien created prior to the date hereof, including renewals or refinancing thereof, provided, however, that any renewal or refinancing of any such Lien secures only the renewal or extension of the original secured financing;

(ii) any Lien securing Public External Indebtedness incurred or assumed by the Republic in connection with a Project Financing (as defined below), provided that the property over which such Lien is granted consists solely of assets or revenues of the project for which the Project Financing was incurred;

(iii) any Lien securing Public External Indebtedness which (i) is issued by the Republic in exchange for secured indebtedness of Brazilian public sector bodies (other than the Republic) and (ii) is in an aggregate principal amount outstanding (with debt denominated in currencies other than U.S. dollars expressed in U.S. dollars based on rates of exchange prevailing at the date such debt was incurred) that does not exceed U.S.$25,000,000; and

(iv) any Lien securing Public External Indebtedness incurred or assumed by the Republic to finance or refinance the acquisition of the assets in which such Lien has been created or permitted to subsist.

“Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project and the person or persons providing such financing expressly agree to limit their recourse to the project financed and the revenues derived from such project as the principal source of repayment for the monies advanced.

6. Events of Default; Acceleration. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, award or order of any court or arbitral tribunal or any order, rule or regulation of any administrative or governmental body):

(a) default in any payment of principal of (or premium, if any, on), or interest on any of the Debt Securities of this series and the continuance of such default for a period of 30 days;

(g) default which is materially prejudicial to the interests of the holders of the Debt Securities of this series in the performance of any other obligation under the Debt Securities of this series and the continuance of such default for a period of 60 days after written notice requiring the same to be remedied shall have been given by the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of this series then Outstanding;

(h) acceleration of in excess of U.S.$25,000,000 (or its equivalent in any other currency) in aggregate principal amount of Public External Indebtedness of the Republic by reason of an event of default (however described) resulting from the failure of the Republic to make any payment of principal (or premium, if any), or interest thereunder when due;

(i) failure to make any payment in respect of Public External Indebtedness of the Republic in an aggregate principal amount in excess of U.S.$25,000,000 (or its equivalent in any other currency) when due (as such date may be extended by virtue of any applicable grace period or waiver) and the continuance of such failure for a period of 30 days after written notice requiring the same to be remedied shall have been given by the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of this series then Outstanding;

(j) declaration by the Republic of a moratorium with respect to the payment of principal of or interest on Public External Indebtedness of the Republic which does not expressly exclude the Debt Securities of this series and which is materially prejudicial to the interests of the holders of the Debt Securities of this series; or

(k) denial by the Republic of its obligations under the Debt Securities of this series;

then in each and every such case, the Trustee or the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Debt Securities, upon notice in writing to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, may declare the principal (and premium, if any) amount of all the Debt Securities due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to such date all Events of Default in respect of all the Debt Securities shall have been cured; provided that if, at any time after the principal (and premium, if any) of the Debt Securities shall have been so declared due and payable, and before the sale of any property pursuant to any judgment, decree or the execution of an arbitral award for the payment of monies due which shall have been obtained or entered in connection with the Debt Securities, pursuant to Section 9.8 of the Indenture and paragraph 17 hereof, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal (and premium, if any) upon all the Debt Securities which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal (and premium, if any) of each Debt Security at the rate of interest specified herein, to the date of such payment of interest or principal (and premium, if any)) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Debt Securities which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Debt Securities then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 7 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

If an Event of Default with respect to the Debt Securities shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

7. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Debt Securities and actions taken by written consent of the Holders of Debt Securities.

8. Replacement, Exchange and Transfer of the Debt Securities. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security or Securities may be exchanged for an equal aggregate principal amount of Certificated Securities in different authorized denominations and a beneficial interest in the Global Security may be exchanged for an equal aggregate principal amount of Certificated Securities in different authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Security in different authorized denominations by the Holder or Holders surrendering the Debt Security or Debt Securities for exchange at the Corporate Trust Office, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) and 2.5(f) of the Indenture. The exchange of the Debt Securities will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Debt Securities will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 8 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Debt Security. Registration of the transfer of a Debt Security by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of 5 days preceding the due date for any payment of principal of, (or premium, if any, on), or interest on, the Debt Securities.

9. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

10. Paying Agent; Transfer Agent; Registrar. The Republic has initially appointed the paying agent, transfer agent and registrar listed at the foot of this Debt Security. The Republic may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the Debt Securities are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar; provided that the registrar shall not be in the United Kingdom. In addition, if and for so long as the Debt Securities are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, the Republic will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in paragraph 12 hereof.

11. Enforcement. Except as provided in Section 4.6 of the Indenture, no Holder of any Debt Securities of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Debt Securities of such Series to institute any suit, action or proceeding upon or under or with respect to the Indenture or of the Debt Securities, or for any other remedy hereunder or under the Debt Securities, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Debt Securities of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such reasonable indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Debt Securities of a Series with every other Holder of Debt Securities of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of such Series. For the protection and enforcement of this paragraph 11, each and every Holder and the Trustee shall be entitled to such relief as can be given at law.

12. Notices. Notices to holders of Debt Securities shall be sufficiently given if mailed to the holders at the address appearing in the security register maintained by the Trustee and, so long as the Debt Securities are listed on the Luxembourg Stock Exchange and the rules of such exchange shall so require, if published in an Authorized Newspaper (as defined below) in Luxembourg or, if not practicable in Luxembourg, elsewhere in any country in Europe. In the case of Debt Securities in global form, notices to holders of Debt Securities may be sent in accordance with the procedures of the Depositary. “Authorized Newspaper” means a newspaper, in an official language in the country of publication or in the English language, customarily published on each Monday, Tuesday, Wednesday, Thursday and Friday, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Monday, Tuesday, Wednesday, Thursday or Friday. For purposes of publication in Luxembourg, an Authorized Newspaper shall mean the Luxemburger Wort, unless such newspaper is not available, or the website of the Luxembourg Stock Exchange (http://www.bourse.lu). Neither the failure to give notice nor any defect in any notice given to any particular holder of a Debt Security shall affect the sufficiency of any notice with respect to any other Debt Securities. In case by reason of the suspension of publication of any Authorized Newspaper or by reason of any other cause it shall be impracticable to publish any notice as provided above, then such notification shall be given in another manner consistent with the rules of the Luxembourg Stock Exchange. Such notices shall be deemed to have been given on the date of (i) such publication or, if published in such newspapers on different dates, on the date of the first such publication and (ii) in the case of any notice mailed or made through the Depositary or its nominee, on the date of mailing or transmission, as applicable.

13. Further Issues of Debt Securities. The Republic may from time to time, without the consent of Holders of the Debt Securities, create and issue additional Debt Securities having the same Terms as the Debt Securities in all respects, except for the issue date, issue price and first interest payment on the Debt Securities; provided, however, that any additional debt securities subsequently issued shall be fungible with the previously Outstanding Debt Securities for U.S. federal income tax purposes. Additional Debt Securities issued in this manner will be consolidated with and will form a single Series with the previously Outstanding Debt Securities.

14. Prescription. To the extent permitted by law, claims against the Republic for the payment of principal of (and premium, if any, on), or interest or other amounts due on, the Debt Securities (including Additional Amounts) will become void unless made within five years on which that payment first became due (or such shorter period as may be prescribed by applicable law).

15. Authentication. This Debt Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

16. Governing Law. THIS DEBT SECURITY SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THOSE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ALL MATTERS GOVERNING AUTHORIZATION AND EXECUTION OF THIS DEBT SECURITY BY THE REPUBLIC SHALL BE GOVERNED BY THE LAWS OF BRAZIL.

17. Arbitration; Waiver of Sovereign Immunity; Consent to Service Proceedings in Brazil.

(a) (i) Any dispute, controversy or claim between or among any of the Republic, the Trustee and any Holder arising out of or relating to this Indenture or the Debt Securities or any coupon appertaining thereto, including the existence, performance, interpretation, construction, breach, termination or invalidity thereof (a “Dispute”) (other than a Dispute which, as provided for in paragraph 17(e), is made the subject of a suit, action or proceeding brought against the Republic in a competent court in Brazil) shall be finally settled by arbitration in accordance with the Arbitration Rules of the United Nations Commission on International Trade Law (excluding Article 26 thereof) and in effect on the date of this Indenture (the “UNCITRAL Arbitration Rules”).

(ii) With respect to any claim by any Holder of Debt Securities against the Trustee in any Dispute to which the Trustee is a party, such Holder by invoking these procedures consents to the consolidation, at the election of the Trustee, of any arbitration commenced hereunder with any other arbitration commenced by any Holder of Debt Securities against the Trustee unless the arbitrators in the proceeding first commenced determine the claims do not arise out of substantially the same occurrence, transaction, or series of transactions and occurrences, or that consolidation would prejudice the rights of a party. All Holders of Debt Securities in a consolidated arbitration shall select, within 30 days of the consolidation decision, one arbitrator as the sole party appointed arbitrator on behalf of all Holders parties to the consolidated arbitration.

(iii) In the event of a Dispute between or among two parties, the number of arbitrators shall be three, to be appointed in accordance with Section II of the UNCITRAL Arbitration Rules, which, among other things, provides that (1) each party shall appoint one arbitrator, (2) the two arbitrators thus appointed shall choose the third arbitrator who will act as the presiding arbitrator of the tribunal and (3) if within 30 calendar days after the appointment of the second arbitrator the two arbitrators have not agreed on the choice of a presiding arbitrator, the presiding arbitrator shall be appointed under Article 6 of the UNCITRAL Arbitration Rules. The appointing authority shall be the Chairman of the International Court of Arbitration of the International Chamber of Commerce. The third arbitrator may be (but need not be) of the same nationality as any of the parties to the arbitration. For the purposes of this paragraph 17(a)(iii), one or more Holders of Debt Securities party to a Dispute shall be considered one party to the Dispute and the Holders shall select one arbitrator as the sole party appointed arbitrator on behalf of all Holders parties to the Dispute.

(iv) In the event of a Dispute among the Republic, the Trustee and one or more of the Holders of Debt Securities, the number of arbitrators shall be five. The five arbitrators will be appointed in accordance with Section II of the UNCITRAL Arbitration Rules, which shall be modified to provide for the appointment of two neutral arbitrators and, which, among other things, would thus provide that (1) one arbitrator shall be appointed by each of the Republic, the Trustee and all Holders of Debt Securities parties to such dispute acting together, (2) the three arbitrators thus appointed shall choose two arbitrators one of whom shall act as the presiding arbitrator of the tribunal, and (3) if within 30 calendar days after the appointment of the third arbitrator the three arbitrators have not selected two additional arbitrators and designated one of them as the presiding arbitrator, the additional arbitrators shall be appointed and one of the additional arbitrators shall be designated the presiding arbitrator by an appointing authority in the same way as a sole arbitrator would be appointed under Article 6 of the UNCITRAL Arbitration Rules. The appointing authority shall be the Chairman of the International Court of Arbitration of the International Chamber of Commerce. The presiding arbitrator may be (but need not be) of the same nationality as any of the parties to the arbitration.

(v) The place of arbitration shall be New York, New York. The language of the arbitration shall be English, but documents or testimony may be submitted in another language if a translation is provided. The arbitrators shall appoint a secretary with offices and facilities in New York, New York to provide administrative services in support of the proceedings. Any arbitral tribunal established hereunder shall state its reasons for its decisions in writing and shall make its decisions entirely on the basis of the substantive law specified in this paragraph 17 and not on the principle of ex aequo, et bono or otherwise. The decision of any such arbitral tribunal shall be final to the fullest extent permitted by law.

(b) The Republic hereby agrees that in any arbitration proceedings under this paragraph 17, it will not raise any defense that it could not raise but for the fact that it is a sovereign state. The Republic’s agreement to arbitrate does not constitute a waiver of any right to sovereign immunity from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) to which it may be entitled in jurisdictions other than Brazil with respect to the enforcement of any award rendered by an arbitral tribunal constituted under this paragraph 17 or the Indenture.

(c) For the sole purpose of receiving service of process or other legal summons in connection with obtaining homologation of any arbitral award pursuant to this paragraph 17 in the Superior Tribunal de Justiça, the Republic hereby irrevocably agrees that any such process or summons may be served upon it, pursuant to Article 35, section II of Supplementary Law No. 73 of February 10, 1993, by delivery to the Procurador-Geral da União, Ed. Multibrasil Corporate, Sede I AGU, Setor de Autarquias Sul - Quadra 3 - Lote 5/6, Brasilia-DF, Brazil, as its authorized agent (the “Authorized Agent”) upon whom any such process or summons may be served or by any other means permissible under the laws of the Brazil.

(d) The Republic hereby represents and warrants that it has no right to immunity, on the grounds of sovereignty or otherwise, from service of process or jurisdiction or any judicial proceedings of any competent court located in Brazil or from execution of any judgment in Brazil (except for the limitation on alienation of public property referred to in Article 100 of the Civil Code of Brazil) or from the execution or enforcement therein of any arbitration decision in respect of any proceeding or any other matter arising out of or relating to its obligations under the Indenture or the Debt Securities or any coupon appertaining thereto, and to the extent that the Republic is or becomes entitled to any such immunity, it irrevocably and unconditionally agrees not to plead or claim any such immunity with respect to its obligations or any other matter under or arising out of or in connection with the Indenture or the Debt Securities or any coupon appertaining thereto.

(e) Any action against the Republic arising out of or based on the Indenture or the Debt Securities or any coupon appertaining thereto may be instituted by the Trustee or the Holder of the Debt Securities in any competent court in Brazil unless at the time an action is filed an arbitral tribunal has already been constituted pursuant to paragraph 17(a) to resolve a Dispute relating to substantially the same occurrence, transaction, or series of transactions and occurrences, in which case the Dispute shall be resolved pursuant to paragraph 17(a). The Republic hereby agrees that its obligation to effect payments of principal of (and premium, if any, on), and interest on this Debt Security constitutes an obligation to pay a sum certain which may be collected through execution proceedings and that the Debt Securities constitute extrajudicial execution instruments (títulos executivos extrajudiciais) in accordance with the provisions of Article 784(II) of the Civil Procedure Code of Brazil of March 16, 2015, effective as of March 18, 2016 for the collection of any amounts due under the Debt Securities and the principal of, (and premium, if any, on), and interest on the Debt Securities, and that a Holder of the Debt Securities or any coupon appertaining thereto shall have the right, exercisable at its sole discretion, to institute legal proceedings against the Republic for the collection of the principal of, (and premium, if any, on), and interest on the Debt Securities through the proceedings contemplated in Article 910 of the Civil Procedure Code of Brazil of March 16, 2015, effective as of March 18, 2016. The Republic hereby waives irrevocably any immunity from jurisdiction or execution (except for the limitation on alienation of public property referred to in Article 100 of the Civil Code of Brazil) to which it might otherwise be entitled in any action arising out of or based on the Indenture, the Debt Securities or any coupon appertaining thereto which may be instituted by the Trustee or any Holder of the Debt Securities or any coupon appertaining thereto in any competent court in Brazil.

(f) No arbitration proceedings hereunder shall be binding upon or in any way affect the right or interest of any person other than the claimant or respondent with respect to such arbitration.

18. Indemnification for Foreign Exchange Fluctuations. The Republic agrees that, if a judgment or order given or made by any court or arbitration tribunal for the payment of any amount in respect of any Debt Security is expressed in a currency (the “judgment currency”) other than the currency in which such Debt Security is denominated (the “denomination currency”), the Republic will pay to the Holders or Trustee, as applicable, any deficiency arising or resulting from any variation in rates of exchange between the date as of which the amount in the denomination currency is notionally converted into the amount in the judgment currency for the purposes of such judgment or order and the date of actual payment thereof. This obligation will constitute a separate and independent obligation from the other obligations under the Debt Securities, will give rise to a separate and independent cause of action, will apply irrespective of any waiver or extension granted from time to time and will continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due in respect of the relevant Debt Security or under any such judgment or order. The term “rates of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into the denomination currency.

19. Warranty of the Republic. Subject to paragraph 15, Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Debt Security and to constitute the same legal, valid and binding obligations of Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

20. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

21. Modifications. (a) Any Modification to the Debt Securities or the Indenture insofar as it affects the Debt Securities shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 21 will be conclusive and binding on all Holders of the Debt Securities, and on all future Holders of the Debt Securities whether or not notation of such Modification is made upon the Debt Securities.

Any instrument given by or on behalf of any Holder of a Debt Security in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Debt Security.

22. Repurchase. The Republic may at any time purchase Debt Securities at any price in the open market, in privately negotiated transactions or otherwise. Debt Securities so purchased by or on behalf of the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation.

TRUSTEE, PAYING AGENT AND TRANSFER AGENT

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

United States